Exhibit 99.1

FOR IMMEDIATE RELEASE
American Realty Capital Properties Receives Expected NASDAQ Notice
Related to Delay in Form 10-K Filing
Phoenix, AZ, March 6, 2015 -- American Realty Capital Properties, Inc. (“ARCP”) (NASDAQ: ARCP) previously announced the completion of its restatement and filing of amendments to its 2013 Annual Report on Form 10-K and first and second quarter 2014 Quarterly Reports on Form 10-Q, as well the filing of its Quarterly Report on Form 10-Q for the third quarter of 2014 on March 2, 2015 (the “March 2 Press Release”). The March 2 Press Release also indicated that ARCP expects to report its fourth quarter and full year 2014 financial results in its 2014 Annual Report on Form 10-K (the “2014 10-K”) on or prior to March 31, 2015.
On March 6, 2015, as expected, ARCP received a standard notice from the NASDAQ Listing Qualifications Department (“NASDAQ”) stating that, as a result of the delay in ARCP’s filing of the 2014 10-K, ARCP remains non-compliant with NASDAQ Listing Rule 5250(c)(1), which requires timely filing of reports with the U.S. Securities and Exchange Commission (the “SEC”).
The NASDAQ notice has no immediate effect on the listing or trading of ARCP’s common stock or Series F Preferred Stock on the NASDAQ Global Select Market. Pursuant to the initial NASDAQ notice received on November 12, 2014 related to the delay in filing ARCP’s Quarterly Report on Form 10-Q for the third quarter of 2014, ARCP submitted a compliance plan to NASDAQ and received an extension until April 15, 2015 to file its delinquent reports and regain compliance. As previously indicated in the March 2 Press Release, ARCP expects to file with the SEC its 2014 10-K on or prior to March 31, 2015, which is before the extension date of April 15, 2015 prescribed by NASDAQ.
About ARCP
ARCP is a leading, self-managed commercial real estate investment trust (“REIT”) focused on investing in single tenant freestanding commercial properties subject to net leases with high credit quality tenants. ARCP acquires and manages assets on behalf of the Cole Capital® non-traded REITs. ARCP is a publicly traded Maryland corporation listed on The NASDAQ Global Select Market. Additional information about ARCP can be found on its website at www.arcpreit.com. ARCP may disseminate important information regarding it and its operations, including financial information, through social media platforms such as Twitter, Facebook and LinkedIn.

Media Contacts

Stephen Cohen	John Bacon, Vice President, Marketing
212.886.9332	American Realty Capital Properties, Inc.
602.778.6057 | jbacon@arcpreit.com

Investor Contact
Bonni Rosen, Director, Investor Relations
American Realty Capital Properties, Inc.
877.405.2653 | brosen@arcpreit.com

Forward Looking Statements
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect American Realty Capital Properties, Inc.’s (“ARCP”, the “Company,” “us,” “our” and “we”) expectations regarding future events. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements, and any statements regarding ARCP’s future financial condition, results of operations and business are also forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond ARCP’s control.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: ARCP’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; and ARCP’s ability to comply with the requirements of the NASDAQ Stock Market by filing the Form 10-K prior to April 15, 2015. Additional factors that may affect future results are contained in ARCP’s filings with the SEC, which are available at the SEC’s website at www.sec.gov.

The forward-looking statements contained herein reflect ARCP’s beliefs, assumptions and expectations regarding ARCP’s future performance, taking into account all information currently available to it. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to ARCP. If a change occurs, ARCP’s business, financial condition, liquidity and results of operations may vary materially from those expressed in its forward-looking statements. ARCP disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.